Exhibit 10.10
                              EMPLOYMENT AGREEMENT

THIS  AGREEMENT,  dated  effective  as of  January 1,  2000,  is by and  between
Meridian  Occupational   Healthcare   Associates,   Inc.,  a  Delaware  business
corporation ("Employer"), and Haywood D. Cochrane, Jr. ("Employee").

1. EMPLOYMENT. Employer hereby employs Employee and Employee hereby accepts employment with Employer upon the terms and conditions set forth in this Agreement.

2. TERM. The term of this Agreement shall commence as of the date hereof, and shall continue for a period of two (2) years (the "Term") unless sooner terminated pursuant to Paragraph 6 hereof. This Agreement shall be automatically renewed for one (1) year periods unless at least one hundred eighty (180) days before the second and all subsequent anniversary dates of this Agreement either party gives notice in writing to the other of its election not to extend the Term.

3. DUTIES. Employee shall serve as Chief Executive Officer. Employee agrees to devote his/her entire working time, energy and skills, and to the best of his/her ability, carry out the duties and responsibilities, commensurate with the foregoing title, reasonably requested of him/her. Notwithstanding the foregoing, Employee shall be permitted to continue non-competitive outside business activities such as service on charitable boards, corporate boards and volunteer activities, approved by the Board of Directors, its Compensation Committee or an authorized officer. The employee's services shall be based in Nashville, Tennessee, although reasonable business travel may be required.

4.       COMPENSATION
         ------------

(a) Annual Salary. Employee shall receive a salary of Two Hundred Twenty Five Thousand ($225,000) per year ("Annual Salary"), payable in regular installments at such time and in such manner as other executive employees of Employer, but no more frequently than bi-weekly. The Annual Salary will be reviewed by Employer for potential upward adjustment at least once annually. Compensation adjustments will be based on the results of a performance appraisal due annually. Any determination to increase Employee's Annual Salary shall be in the sole discretion of the Board, its Compensation Committee, or an authorized officer. Downward adjustment of Annual Salary may entitle Employee to terminate for Good Reason to the extent provided, and with the consequences described, in Section 6.

(b) Bonuses. Employer may pay bonuses to Employee from time to time during the term of this Agreement. Not less than once each year, the Board of Directors, its Compensation Committee or an authorized officer will review whether to pay Employee a bonus based upon his or her performance during the applicable year, as well as Employer's financial performance and condition. Payment of any such bonuses shall be in the sole and absolute discretion of the Board of Directors, its Compensation Committee or an authorized officer; provided that it is intended that Employee shall participate in any bonus pool maintained by Employer for executive employees.


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(c)      Commissions.  No  commissions  will be paid to Employee with respect to any contracts entered into by Employer, any affiliate of Employer, or otherwise.

5.       FRINGE BENEFITS
         ----------------

(a) General. During the term hereof, Employee shall receive fringe benefits including health, life and disability insurance, pension or retirement plan participation, to the extent provided to executive officers of Employer generally.

(b) Vacation. Employee shall be entitled to receive paid time off for vacation and/or sick days in an annual amount not less than the greater of four weeks per year or the amount provided for Employee under Employer's PTO policy as of the effective date of this Agreement. Employee shall, in his or her reasonable discretion with the reasonable approval of the Board, its Compensation Committee, or an authorized officer, and subject to the general policies and practices of Employer, determine the time and intervals of such vacation. Notwithstanding the first sentence of this paragraph, any paid vacation that has been accrued but not used as of December 31 of any year shall be deducted from the maximum amount that may accrue during the following year, so that at no time will any Employee have accrued more than the maximum amount set forth in the first sentence of this paragraph, unless such continued accrual is approved by the Board, its Compensation Committee, or an authorized officer.

(c) Reimbursement for Reasonable Business Expenses. Employer shall, within its general policies and practices (including without limitation the requirement of reasonable documentation), reimburse Employee for reasonable business expenses incurred by him or her in connection with the performance of her duties pursuant to this Agreement, including, but not limited to, travel expenses and other reasonable business expenses.

6.       TERMINATION
         ------------

(a) Death. If Employee shall die during the Term, this Agreement shall terminate, except that Employee's legal representatives shall be entitled to receive the Annual Salary and any accrued but unused vacation pay to the last day of the month in which Employee's death occurs.

(b) Disability. If Employee shall suffer permanent or long term disability during the Term, this Agreement shall terminate, except that Employee shall be entitled to receive the Annual Salary and any accrued but unused vacation pay to the earlier of (a) the last day of the month in which Employee first becomes eligible for reimbursement under any long term disability insurance policy then maintained by the Employer for the benefit of Employee (the "Insurance Policy"), or (b) 180 days following the occurrence of such permanent or long term disability. Permanent or long term disability shall be defined in the same manner as under the Insurance Policy, if any, or, if no Insurance Policy exists, shall mean such disability as shall prevent Employee from performing his or her duties hereunder for a period in excess of 90 days.



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         (c) Other Early Termination. Notwithstanding any other provision herein to the contrary, Employer may terminate Employee's employment hereunder with cause or without cause by written notice to Employee at any time specifying the date of termination. If Employer terminates Employee without cause or if Employee terminates his or her employment hereunder with Good Reason as defined below, Employee shall be entitled to receive and Employer shall be obligated to pay, as severance: (i) an amount equal to twelve (12) months of Employee's then current Annual Salary payable in monthly installments; (ii) continuation at Employer's expense for twelve (12) months of group health insurance. Employee's employment by Employer shall be deemed to have been terminated for cause if terminated for any of the following reasons, each of which shall be "cause" for termination of Employee's employment: (i) Employee's willful failure to comply with this Agreement or perform his or her duties hereunder in any material respect, provided that Employee shall have been given ten days' written notice of such failure and an opportunity to cure; or (ii) Employee's commission of a material act of dishonesty related to performance of his or her duties or to Employer's affairs, or an act of fraud, embezzlement or any crime classed as a felony under applicable law.. Employee will be deemed to have terminated his or her employment hereunder with Good Reason if he or she terminates his or her employment within thirty (30) days after: (i) a diminution in Employee's Annual Salary of more than five percent
         (5%); (ii) Employee's relocation by Employer to a place of work more than thirty (30) miles from Employee's previous place of work, or (iii) a material diminution, without Employee's consent, in Employee's title or responsibilities as compared to those described in Section 3.

7.       RESTRICTIVE COVENANTS
         ---------------------

(a) Confidentiality. Employee agrees to keep secret and retain in the strictest confidence, all confidential matters of Employer, including, without limitation, trade secrets, "know-how", provider lists, customer lists, pricing policies, utilization review and quality management protocols, operational methods and other business affairs and plans of Employer and its affiliates and subsidiaries, and not to disclose such information to anyone outside of the Employer, except in the course of performing his or her duties hereunder or with Employer's express written consent. Upon termination of employment with Employer, or at any time the Employer may so request, Employee agrees to deliver promptly to the Employer all memoranda, notes, records, manuals, and other documents (and all copies hereof) relating to the Employer's business and all property associated therewith, which Employee may then possess or have under his or her control.

(b) Non-Competition. Employee agrees that during the Term, and for a period of six (6) months after termination or expiration of the Term for any reason, Employee shall not serve as proprietor, partner, employee, stockholder, principal, agent, consultant, director, or officer, or in any other capacity participate, engage or have a financial or other interest in, any business which is a Direct Competitor of Employer. The term "Direct Competitor" as used herein shall mean any person or entity which is engaged in, or is about to become engaged in, the development or operation of an entity or business similar to Employer, or which provides services similar to those offered by Employer in any state in which Employer or any of its subsidiaries or affiliates conducts business activities or plans to conduct business activities as described  above  during  the  Term or at the  time of the



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         termination  thereof.  This paragraph shall not preclude  Employee from
         accepting   employment  or  otherwise   establishing  a  consulting  or
         financial   relationship  with  a  health   maintenance   organization,
         insurance company or other third party payer of health benefits so long as Employee is not involved in the management, development, or
         operation  of  occupational   health  or  primary  care  facilities  or
         programs, or other lines of business in which Employer is engaged at the time of termination of Employee's employment hereunder. For purposes of this Paragraph, the ownership of an interest constituting not more than one percent (1%) of the outstanding debt or equity in a corporation whose shares are traded in a recognized stock exchange or traded in an over-the-counter market, even though the corporation may be a Direct Competitor, shall not be deemed financial interest or participation in a Direct Competitor.

(c) Non-Solicitation. Employee agrees that for a period of one (1) year beginning on the date of termination of Employee's employment with Employer, for any reason, he or she shall not directly or indirectly, either individually or as an employee, agent, partner, shareholder, consultant or in any other capacity: (i) solicit or attempt to solicit or influence any employee of Employer or employee or physician independent contractor of any affiliate or subsidiary of Employer, or successor or assign thereof, to perform any services whatsoever for any business which is a Direct Competitor; or (ii) call upon any person or entities having business relationships with Employer or any of Employer's affiliates or subsidiaries, or any successor or assign thereof, with a view to inducing such person or entities to cease doing business with Employer, its affiliates or subsidiaries, or any successor or assign thereof.

(d) Remedies. If the Employee commits a breach, or threatens to commit a breach, of any of the provisions of this Paragraph 7, Employer's rights and remedies shall include, but are not limited to, the following:

         (i) the right and remedy to have the provisions of this Agreement specifically enforced by any court of competent jurisdiction, it being acknowledged that any such breach or threatened breach shall cause irreparable injury to the Employer, and that money damages shall not provide an adequate remedy to Employer; and

         (ii) the right and remedy to require Employee to account for any and pay over to Employer all compensation, profits, monies, accruals, or other benefits derived or received by him or her as a result of any transactions constituting a breach of any of the provisions of this Paragraph 7, and the Employee hereby agrees to account for and pay over such amounts to Employer.

                  Each of the rights and remedies enumerated above shall be independent of the other and shall be severally enforceable, and all such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to Employer under law or in equity.

(e) Construction. If any of the covenants contained in this Paragraph 7, or any part thereof, hereafter is construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the



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         invalid portions.  If any of the covenants  contained in this Paragraph
         7, or any part thereof, is held to be unenforceable because of the duration of such provision or the areas covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or the area of such provision, and, in its reduced form, said provision shall then be enforceable.

8. WAIVER. The failure of either party to insist, in any one or more instances, upon the performance of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term, covenant, or condition.

9. INDEMNIFICATION. Employer hereby indemnifies and holds harmless Employee from any and all liability, loss, damage, claim or expense of any kind incurred by Employee, including costs and reasonable attorney's fees, arising from or related to Employee's good faith performance of his or her duties hereunder. The indemnifications of this Paragraph 9 shall survive the termination of this Agreement.

10. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally, or by overnight delivery services, or sent by registered or certified mail, return receipt requested, first-class postage prepaid and properly addressed as follows:

         If to Employer:   Meridian Occupational Healthcare Associates, Inc.
                                    20 Burton Hills Boulevard - Suite 200
                                    Nashville, TN  37215
                                    Attn:  Human Resources Director


         If to Employee:   __________________________________

                           __________________________________

                           __________________________________


11. AMENDMENT. This Agreement may be amended only by an agreement in writing signed by the Employer and Employee.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13. ASSIGNMENT; SUCCESSORS AND ASSIGNS. The rights and obligations of Employee may not be delegated or assigned except as specifically set forth in this Agreement, and except for normal and customary delegations of responsibilities to subordinate officers or employees of Employer. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by employer and its respective successors and assigns, and employee, his or her heirs, beneficiaries and legal representatives.


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14.      ENTIRE AGREEMENT.  This Agreement  contains the entire Agreement of the parties with respect to Employee's employment by Employer and this Agreement supersedes any prior Agreements between them, whether oral or written.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of January 1, 2000.


MERIDIAN OCCUPATIONAL HEALTHCARE ASSOCIATES, INC.


By:      /s/      Shannon Wolcott
    ----------------------------------


Date:             1-20-2000
      --------------------------------





Employee:         Haywood D. Cochrane, Jr.
          ----------------------------------
                    (print)

/s/ Haywood D. Cochrane, Jr.
-----------------------------
          (signature)





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